UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) April 10, 2024
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Matador Resources Company
(Exact name of registrant as specified in its charter)
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Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway,	Suite 1500	75240
Dallas,	Texas
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 371-5200
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MTDR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 10, 2024, Billy E. Goodwin informed Matador Resources Company (the “Company” or “Matador”) of his decision to retire at age 67 to devote more time to his family and other personal interests. Mr. Goodwin’s retirement from his role as President - Operations of the Company is effective as of April 10, 2024, and he will continue as an employee of the Company through April 30, 2024. Matador thanks Mr. Goodwin for his contributions to the growth and progress of the Company during his nearly 14 years at Matador, including his role in enhancing its operational expertise and efficiency, which has helped to enable the Company’s growth and progress. Matador congratulates Mr. Goodwin on his achievements, wishes him well in his retirement and looks forward to him continuing as a shareholder.

Aspects of Mr. Goodwin’s role will be assumed primarily by Christopher P. Calvert, Executive Vice President and Chief Operating Officer, including the role of principal operating officer, along with other members of the Company’s executive staff, including Glenn W. Stetson, Executive Vice President - Production, M. Cliff Humphreys, Executive Vice President - Completions, and Joshua D. Passauer, Executive Vice President - Drilling.

Mr. Calvert joined the Company in October 2014 and most recently served as the Company’s Executive Vice President and Co-Chief Operating Officer. The biographical information regarding Mr. Calvert disclosed in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 27, 2023, under the heading “Executive Officers and Other Senior Officers of the Company”, is incorporated herein by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: April 12, 2024	By:	/s/ Bryan A. Erman
	Name:	Bryan A. Erman
	Title:	Executive Vice President